Exhibit 99.1

Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
mark.haden@bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
susan.burns@bunge.com

Bunge Limited Appoints Thomas Boehlert as Chief Financial Officer

WHITE PLAINS, NY – December 8, 2016 – Bunge Limited (NYSE: BG) today announced the appointment of Thomas Boehlert as EVP - Chief Financial Officer, effective January 1, 2017. He succeeds Drew Burke, who is retiring, and will report directly to Soren Schroder, the company’s Chief Executive Officer.

“We are delighted to have Thom join Bunge,” said Schroder. “He is a seasoned CFO with deep knowledge of global commodity markets and a proven track record of driving effective portfolio management and cost initiatives. The combination of his skills, pragmatic approach and public company experience will be a tremendous asset to Bunge.”

“I’m eager to join the Bunge team and help build on its successes,” said Boehlert. “I look forward to supporting the company’s growth plans and efficiency efforts.”

Boehlert was Chief Executive Officer, President and a Director of First Nickel Inc. from 2011-2015. Prior to that, he was Chief Financial Officer for Kinross Gold Corporation, a global mining company, and served as Chief Financial Officer for several energy companies including Texas Genco, Direct Energy and Sithe Energies, Inc. Previously, Boehlert spent 14 years in investment banking with Credit Suisse, where his focus was on the electric power, natural resources and infrastructure sectors, and where he built and headed the firm’s London-based project finance business covering Europe, Africa and the Middle East. He started his career as an auditor at a KPMG predecessor firm in 1983. Boehlert is a Certified Public Accountant and holds a B.A. in Accounting from Indiana University and an M.B.A. in Finance from New York University.

About Bunge Limited
Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 35,000 employees.  Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in South America.  Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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